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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                              SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                             R-B RUBBER PRODUCTS, INC.
                  (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X ]  No fee required
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
          1) Title of each class of securities to which transaction applies:
          2) Aggregate number of securities to which transaction applies:
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          4) Proposed maximum aggregate value of transaction:
          5) Total fee paid:
[  ]  Fee paid previously with preliminary materials.
[  ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          1) Amount Previously Paid:
          2) Form, Schedule or Registration Statement No.:
          3) Filing Party:
          4) Date Filed:



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

                             R-B RUBBER PRODUCTS, INC.

                                   -------------

                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD APRIL 29, 1998

The Annual Meeting of Shareholders of R-B Rubber Products, Inc., an Oregon corporation (the "Company"), will be held on Wednesday, April 29, 1998 at 10:00 a.m., local time, at the McNary Golf Course clubhouse located at 6255 River Road N., Keizer, Oregon 97303, for the following purposes:

     1. To elect five (5) Directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified (Proposal No. 1);
     2. To approve an amendment to the R-B Rubber Products, Inc. 1995 Stock Option Plan to increase the number of shares of the Company's Common Stock that may be issued thereunder by 150,000 shares to a total of 300,000 shares (Proposal No. 2); and
     3. To consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on February 27, 1998 as the record date for determining shareholders entitled to notice of and to vote at the meeting or any adjournment thereof. Only shareholders of record of Common Stock of the Company at the close of business on February 27, 1998 are entitled to notice of and to vote at the meeting and any adjournment thereof.

All shareholders are cordially invited to attend the Annual Meeting. A review of the Company's operations for the year ended December 31, 1997 will be presented. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, WHICH YOU MAY REVOKE AT ANY TIME PRIOR TO ITS USE. A prepaid, self-addressed envelope is enclosed for your convenience. Your shares will be voted at the meeting in accordance with your proxy. If you attend the meeting, you may revoke your proxy and vote in person.


                                   By Order of the Board of Directors:




                                   Paul M. Gilson
                                   VICE PRESIDENT OF OPERATIONS
                                   AND SECRETARY

McMinnville, Oregon
March 27, 1998

                             R-B RUBBER PRODUCTS, INC.
                 PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON APRIL 29, 1998

SOLICITATION AND REVOCABILITY OF PROXY
The enclosed Proxy is solicited on behalf of the Board of Directors of R-B Rubber Products, Inc., an Oregon corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held Wednesday, April 29, 1998 at 10:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying notice of Annual Meeting of Shareholders. All expenses associated with this solicitation will be borne by the Company. The solicitation of proxies by mail may be followed by personal solicitation of certain shareholders, by officers or regular employees of the Company. Copies of solicitation materials will be furnished to fiduciaries, custodians and brokerage houses for forwarding to beneficial owners of the shares of the Company's Common Stock held in their names.

The two persons named as proxies on the enclosed proxy card, Ronald L. Bogh and Paul M. Gilson, were designated by the Board of Directors. All properly executed proxies will be voted (except to the extent that authority to vote has been withheld) and where a choice has been specified by the shareholder as provided in the proxy card, it will be voted in accordance with the specification so made. Proxies submitted without specification will be voted FOR Proposal No. 1 to elect the nominees for Director proposed by the Board of Directors and FOR Proposal No. 2 to approve an amendment to the R-B Rubber Products, Inc 1995 Stock Option Plan. A proxy may be revoked by a shareholder prior to its exercise by written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by voting in person at the Annual Meeting of Shareholders. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company.

These proxy materials and the Company's 1997 Annual Report on Form 10-KSB are being mailed on or about March 27, 1998. The mailing address of the principal executive offices of the Company is 904 East 10th Avenue, McMinnville, Oregon 97128.

VOTING AT THE MEETING
Shareholders of record at the close of business on February 27, 1998 are entitled to notice of, and to vote at the meeting. The Company has one series of Common Stock outstanding, designated Common Stock, no par value. At the record date, 2,172,500 shares of the Company's Common Stock were issued and outstanding. The closing price of the Company's Common Stock on the record date was $3.25. The Common Stock does not have cumulative voting rights. Each share of Common Stock outstanding on the record date is entitled to one vote per share at the Annual Meeting. If a quorum is present at the Annual Meeting, the five nominees for election as directors who receive the greatest number of votes cast will be elected directors. With respect to the election of directors, directors are elected by a plurality of the votes cast and only votes cast in favor of a nominee will have an effect on the outcome, therefore, abstention from voting or nonvoting by brokers will have no effect thereon. Proposal No. 2 to approve an amendment to the R-B Rubber Products, Inc. 1995 Stock Option Plan will be approved if it receives the affirmative vote of the holders of at least a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting. With respect to voting on Proposal No. 2, abstention from voting will have the same effect as voting against the proposal and nonvoting by brokers will have no effect thereon.

                               ELECTION OF DIRECTORS
                                  (PROPOSAL NO. 1)

In accordance with the Company's Bylaws, the Board of Directors shall consist of not less than two and not more than five members, the specific number to be determined by resolution adopted by the Board of Directors. The Board of Directors has set the number of directors at five. Each director will serve until the next annual meeting of shareholders and until his successor is duly elected and qualified. The Board of Directors has no reason to believe that any of the nominees will be unable to serve as a director.

NOMINEES FOR DIRECTOR
The names and certain information concerning the nominees for director are set forth below. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES IN THIS PROXY STATEMENT. Shares represented by the proxies will be voted for the election to the Board of Directors of the persons named below unless authority to vote for a particular director or directors has been withheld in the proxy. All nominees have consented to serve as directors for the ensuing year. The Board of Directors has no reason to believe that any of the nominees will be unable to serve as a director. In the event of the death or unavailability of any nominee or nominees, the proxy holders will have discretionary authority under the proxy to vote for a suitable substitute nominee as the Board of Directors may recommend. Proxies may not be voted for more than five (5) nominees. The Board of Directors has nominated the persons named in the following table to be elected as directors:

                                                                 HAS BEEN A
 NAME                AGE           POSITION WITH COMPANY        DIRECTOR SINCE
 ----                ---           ---------------------        --------------
 Ronald L. Bogh       54    Chairman of the Board and President      1985
 Jerry K. Brown       49    Director, Secretary and Assistant        1994
                            Treasurer
 Edward DeRaeve       45    Director                                 1995
 Douglas C. Nelson    59    Vice Chairman of the Board               1988
 James V. Reimann     57    Director                                 1994

There is no family relationship among any director or executive officer of the Company.

Ronald L. Bogh founded the Company in 1985 and was named President of the Company. Mr. Bogh was named the Chairman of the Board in 1995 and Chief Executive Officer in May 1996. Prior to his acquisition of the Company in 1985, Mr. Bogh was the Southern U.S. Sales Manager for Cascade Steel in McMinnville, Oregon. Mr. Bogh earned his B.A. degree from the Oregon College of Education in 1971.

Jerry K. Brown is an attorney and the sole shareholder in the law firm of Jerry
K. Brown, P.C. in McMinnville, Oregon. He received his J.D. degree in 1979 from Lewis and Clark's Northwestern School of Law, Portland, Oregon.

Edward DeRaeve is the owner of D-N-D Electrical in McMinnville, Oregon, which he founded in 1984. Prior to that time, Mr. DeRaeve worked for Cascade Steel for twelve years in various supervisory capacities.

Douglas C. Nelson joined the Company in 1988 as Director, Executive Vice President, Finance and Chief Financial Officer. In 1995, he was named Senior Vice President and Chief Financial Officer. In May 1996, he was named Vice Chairman of the Board. In January 1998, he was named Vice Chairman of the Board and ceased to be an employee of the Company. Mr. Nelson earned his degree in pomology and agronomy from Cal Poly in 1960.

James V. Reimann is President and real estate broker at JVR, Inc., an Oregon corporation specializing in real estate development. He is also Vice President and a real estate broker at Pacific Management, Inc., an Oregon corporation specializing in property management. Mr. Reimann attended Oregon State University in Corvallis, Oregon and Willamette University in Salem, Oregon.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
The Board of Directors held four regular meetings and took action pursuant to one unanimous written consent during 1997. No director attended fewer than 75 percent of the Board and committee meetings during the period for which he served on the Board and committees.

The Audit Committee of the Board of Directors was composed of Messrs. Brown, Reimann and DeRaeve, all outside directors who are not, and have not been at any time in the past, officers of the Company ("outside director"). The Audit Committee is responsible for reviewing the auditors' report and meeting with the auditors independent of management to discuss the audit procedures and any concerns they may have. The Audit Committee held two meetings during 1997.

The Compensation Committee of the Board of Directors was composed of Messrs. Brown, Reimann and DeRaeve, all outside directors who are not, and have not been at any time in the past, officers of the Company ("outside directors"). The Compensation Committee held two meetings during 1997.

The Stock Option Administration Committee of the Board of Directors is composed of Mr. Bogh and Mr. Nelson. The Stock Option Administration Committee is responsible for approving option grants under the Company's 1995 Stock Option Plan. The Stock Option Administration Committee held two meetings during 1997.

The Board of Directors does not have a Nominating Committee.

DIRECTOR COMPENSATION
Non-employee, non-salaried directors receive $250 per meeting they attend where official Board action is taken, including special meetings, annual meetings and telephonic meetings, plus out-of-pocket expenses associated with attending such meetings. Employee, salaried directors receive no additional compensation beyond their salaries for attending any Board meetings.

           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of February 27, 1998 as to (i) each person who is known by the Company to own beneficially 5% or more of the outstanding shares of Common Stock, (ii) each Director or Nominee for Director of the Company, (iii) each of the executive officers named in the Summary Compensation Table below and (iv) all Directors and executive officers as a group. Except as otherwise noted, the Company believes the persons listed below have sole investment and voting power with respect to the Common Stock owned by them.

                                                         COMMON STOCK
------------------------------------------   -----------------------------------
   FIVE PERCENT SHAREHOLDERS, DIRECTORS,            SHARES        APPROXIMATE
        DIRECTOR NOMINEES AND NAMED              BENEFICIALLY      PERCENTAGE
             EXECUTIVE OFFICER                     OWNED (1)         OWNED
------------------------------------------   -----------------------------------
   Ronald L. Bogh (2) (3)                          608,530           28.0%

   Douglas C. Nelson (2) (4)                       439,000           20.2%

   James V. Reimann (2) (5)                         62,500            2.9%

   Edward DeRaeve (2) (6)                           37,500            1.7%

   Jerry K. Brown (2) (6)                            9,500               *

   All  Directors and executive officers
   as a group (7 persons) (7)                    1,212,496           54.2%


*       Less than 1%

(1) Applicable percentage of ownership is based on 2,172,500 shares of Common Stock outstanding as of February 27, 1998 together with applicable options for such shareholders. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to such shares. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days after February 27, 1998 are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.
(2) The address for such person is 904 E. 10th Avenue, McMinnville, Oregon
    97128.
(3) Includes 47,520 shares of the Company's Common Stock held by Mr. Bogh's children for which Mr. Bogh has sole voting power pursuant to a voting agreement dated April 15, 1995.
(4) Includes 9,000 shares held by Mr. Nelson's wife for which Mr. Nelson is deemed to be the beneficial owner.
(5) Includes 2,500 shares held by Mr. Reimann's wife, 12,500 shares held by the JVR, Inc. Pension & Profit Sharing Plan and 7,500 shares subject to options granted pursuant to the Company's 1995 Stock Option Plan and exercisable within 60 days of February 27, 1998.
(6) Includes 7,500 shares subject to options granted pursuant to the Company's 1995 Stock Option Plan and exercisable within 60 days of February 27, 1998.
(7) Includes 66,166 shares subject to options granted pursuant to the Company's 1995 Stock Option Plan and exercisable within 60 days of February 27, 1998.

                        EXECUTIVE OFFICERS OF THE REGISTRANT

The names, ages and positions of the Company's executive officers are as follows:


 NAME            AGE  CURRENT POSITION(s) WITH COMPANY                   SINCE
-------------------------------------------------------------------------------
 Ronald L. Bogh   53   Chairman of the Board, President and Chief         1996
                       Executive Officer
 Brian C. Allen   33   Chief Financial Officer and Treasurer              1998
 Paul M. Gilson   50   Senior Vice President, Chief Operating Officer     1998
                       and Secretary

For information on the business background of Mr. Bogh, see "Nominees for Director" above.

Brian C. Allen, CPA, joined the Company in June 1995 as Controller. In January 1998, Mr. Allen was promoted to Chief Financial Officer and Treasurer. From 1993 until June 1995, Mr. Allen worked for the accounting firm of Deloitte & Touche LLP. From 1992 to 1993, Mr. Allen worked for the accounting firm of Perkins & Co. and from 1990 to 1992 at the accounting firm of Arthur Andersen LLP. Mr. Allen earned a B.S. degree in Business with a major in Accounting from Oregon State University in 1990.

Paul M. Gilson joined the Company in 1990 as the Vice President of Operations and has served as Secretary and Treasurer since February 1995. In May 1996, Mr. Gilson was promoted to Senior Vice President, Chief Operating Officer, Secretary and Treasurer. Beginning January 1998, Mr. Gilson no longer served as Treasurer. Prior to joining the Company, he was a commercial account executive with Hagan Hamilton Insurance in McMinnville, Oregon. Mr. Gilson attended Portland State University and graduated with a degree in accounting from Northwest College of Business in Portland, Oregon in 1972.


                      EXECUTIVE COMPENSATION AND OTHER MATTERS

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION
The following table provides certain summary information concerning compensation awarded to, earned by or paid to the Company's Chief Executive Officer and other executive officers of the Company whose total annual salary and bonus exceeded $100,000 (collectively, the "named executive officers") for fiscal years 1997, 1996 and 1995.

                             SUMMARY COMPENSATION TABLE



                                                           Annual Compensation
                                             -----------------------------------------------
                                                                                                  All Other
 Name and Principal                                                          Other Annual        Compensation
 Position                  Year               Salary($)      Bonus($)       Compensation($)         ($)(1)
------------------------  ------             -----------    ----------     -----------------    --------------
 Ronald L. Bogh (2)        1997                140,184          -                 -                  6,378
  Chairman of the Board,   1996                140,184          -                 -                  6,961
  President and CEO        1995                140,184          -                 -                 32,444



(1) Amounts include Company paid premiums on a life insurance policy benefiting Mr. Bogh.
(2) No other individuals earned more than $100,000 in 1997, 1996 or 1995.

OPTIONS GRANTED IN LAST FISCAL YEAR.
There were no stock options granted under the Company's 1995 Stock Option Plan during 1997 to the named executive officer.

OPTION EXERCISES AND HOLDINGS
The named executive officer did not exercise any stock options during 1997, nor does he hold any stock options at December 31, 1997.


              EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND
                           CHANGE-IN-CONTROL ARRANGEMENTS

The Company has no employment contracts or termination agreements with any of its executive officers.

In the event of a change in control of the Company, unless otherwise determined by the Board of Directors prior to the occurrence of such change in control, any options or portions of such options outstanding as of the date such change in control is determined to have occurred, that are not yet fully vested on such date, shall become immediately exercisable in full.


                           INDEPENDENT PUBLIC ACCOUNTANTS

The Company's audit committee has not yet met to select an independent accountant for the year ended December 31, 1998 and therefore, no independent accountant is included in this proxy statement for approval by the shareholders at the Company's 1998 Annual Meeting of Shareholders. The Company engaged the accounting firm of Morrison & Liebswager as its independent accountant for the year ended December 31, 1997. A representative from the firm of Morrison & Liebswager is expected to be in attendance at the Company's 1998 Annual Meeting of Shareholders. Such representative will have the opportunity, although is not expected, to make a statement if he desires to do so and will be available to respond to appropriate questions.


                   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


During 1997, the Company paid a total of $120,675 to a contracting firm owned by Mr. DeRaeve, a Director of the Company, for capital improvements to its plant. The Company also paid $1,589 to Jerry Brown, Director and attorney, for legal services provided.

All related party transactions were conducted at arms-length rates and conditions.

                           1995 STOCK OPTION PLAN SUMMARY

BACKGROUND.   The Company's 1995 Stock Option Plan (the "1995 Plan) was adopted by the Board of Directors on March 1, 1995 and approved by the shareholders of the Company in April 1995. The 1995 Plan provides for the award of incentive stock options to employees and the award of nonqualified stock options to employees, independent contractors, board members and consultants. Assuming approval of Proposal No. 2, the total number of shares of the Company's Common Stock that may be issued pursuant to the 1995 Plan is 300,000.

As of February 27, 1998 the persons eligible to participate in the 1995 Plan included three officers, four non-employee Directors and 13 non-executive officer employees of the Company. During the year ended December 31, 1997, options covering 101,000 shares of the Company's Common Stock were issued. No options were exercised or canceled during 1997. As of December 31, 1997, options to purchase 204,500 shares of the Company's Common Stock were outstanding (54,500 of which were subject to shareholder approval of Proposal No. 2) at an average exercise price of $2.62 per share, no shares of the Company's Common Stock had been issued upon exercise of options, and, assuming approval by the shareholders of Proposal No. 2, options covering 95,500 shares of the Company's Common Stock were available for future grants under the 1995 Plan. As of February 27, 1998, no additional grants have been made under the 1995 Plan. Future grants under the Company's 1995 Stock Option Plan are not determinable.

ADMINISTRATION. The 1995 Plan is administered by the Board of Directors or a committee appointed thereby. The 1995 Plan is currently administered by the Stock Option Administration Committee, which consists of Messrs. Bogh and Nelson. The Stock Option Administration Committee has full authority to administer the 1995 Plan in accordance with its terms and to determine all questions arising in connection with the interpretation and application of the 1995 Plan.

MINIMUM OPTION PRICE. The purchase price of the Company's Common Stock upon exercise of incentive stock options (" ISOs") must not be less than the fair market value of the Common Stock at the date of the grant, in the case of incentive stock options issued to holders of more than 10% of the outstanding Common Stock, 110% of fair market value, or at a price at the discretion of the Board of Directors. In the case of non-qualified stock options ("NQSO's"), the exercise price must not be less than 85 percent of the fair market value of the Company's Common Stock on the date of grant. The maximum market value, on the date of grant, of the stock for which incentive stock options are exercisable for the first time by an employee during any calendar year, may not exceed $100,000. As defined in the 1995 Plan, "fair market value" shall mean the last reported sales price of the Company's Common Stock as reported by the Nasdaq-Small Cap Market, on the date such option is granted, or if there has been no sale on that date, on the last preceding date on which a sale occurred.

DURATION OF OPTIONS. Subject to earlier termination of the option as a result of termination of employment, death or disability, each option granted under the 1995 Plan shall expire on the date specified by the Administrative Committee, but in no event more than (i) ten years from the date of grant in the case of ISOs generally, (ii) five years from the date of grant in the case of ISOs granted to a 10% Stockholder. and (iii) the period of time as determined by the Board of Directors, in the case of NQSOs. The typical term determined by the Plan Administrator is seven years for both ISOs and NQSOs.

MEANS OF EXERCISING OPTIONS. An option is exercised by giving written notice to the Company, which notice must be accompanied by full payment of the purchase price therefor, either (i) in cash or by certified check, (ii) at the discretion of the Board of Directors, through delivery of shares of Common Stock having a fair market value equal to the cash exercise price of the option, (iii) at the discretion of the Board of Directors, by delivery of the optionee's personal recourse promissory note in the amount of the cash exercise price of the option, or (iv) at the discretion of the Board of Directors, by any combination of (i),
(ii) and (iii) above.

TERM AND AMENDMENT OF THE 1995 PLAN. The 1995 Plan will terminate pursuant to its terms on March 1, 2005, ten years from the date which the 1995 Plan was adopted by the Board. The Board may, however, at any time, suspend, amend or terminate the 1995 Plan prior to such date, provided that the approval of the Company's shareholders is necessary within 12 months before or after the adoption by the Board of any amendment which will:

     (a) increase the number of shares which are to be reserved for the issuance of options under this 1995 Plan;
     (b) permit the granting of stock options to a class of persons other than those presently permitted to receive stock options under this 1995 Plan; or
     (c)  require shareholder approval under applicable law, including
          Section 16(b) of the Exchange Act.

ASSIGNABILITY. No option granted under the 1995 Plan is assignable or transferable by the optionee except by will or by the laws of descent and distribution.

FEDERAL TAX EFFECTS OF ISOs. The Company intends that ISOs granted under the 1995 Plan will qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). An optionee acquiring stock pursuant to an ISO receives favorable tax treatment in that the optionee does not recognize any taxable income at the time of the grant of the ISO or upon exercise. The tax treatment of the disposition of ISO stock depends upon whether the stock is disposed of within the holding period, which is the later of two years from the date the ISO is granted or one year from the date the ISO is exercised. If the optionee disposes of ISO stock after completion of the holding period, the optionee will recognize as capital gains income the difference between the amount received in such disposition and the basis in the ISO stock, i.e. the option's exercise price. If the optionee disposes of ISO stock before the holding period expires, it is considered a disqualifying disposition and the optionee must recognize the gain on the disposition as ordinary income in the year of the disqualifying disposition. Generally, the gain is equal to the difference between the option's exercise price and the stock's fair market value at the time the option is exercised and sold (the "bargain purchase element"). While the exercise of an ISO does not result in taxable income, there are implications with regard to the alternative minimum tax ("AMT"). When calculating income for AMT purposes, the favorable tax treatment granted ISOs is disregarded and the bargain purchase element of the ISO will be considered as part of AMT income. Just as the optionee does not recognize any taxable income on the grant or exercise of an ISO, the Company is not entitled to a deduction on the grant or exercise of an ISO. Upon a disqualifying disposition of ISO stock, the Company may deduct from taxable income in the year of the disqualifying disposition an amount generally equal to the amount that the optionee recognizes as ordinary income due to the disqualifying disposition.

FEDERAL TAX EFFECTS OF NQSOs. If an option does not meet the statutory requirements of Section 422 of the Internal Revenue Code and therefore does not qualify as an ISO, the difference, if any, between the option's exercise price and the fair market value of the stock on the date the option is exercised is considered compensation and is taxable as ordinary income to the optionee in the year the option is exercised, and is deductible by the Company for federal income tax purposes in such year. Although an optionee will generally realize ordinary income at the time the NQSO is exercised, if the stock issued upon exercise of the option is considered subject to a "substantial risk of forfeiture" and no "Section 83 Election" has been filed, then the optionee is not taxed when the option is exercised, but rather when the forfeiture restriction lapses. At that time, the optionee will realize ordinary income in an amount equal to the difference between the option's exercise price and the fair market value of the stock on the date the forfeiture restriction lapses.

The foregoing summary of federal income tax consequences of stock options does not purport to be complete, nor does it discuss the provisions of the income tax laws of any state or foreign country in which the optionee resides.


                                 NEW PLAN BENEFITS
                               1995 STOCK OPTION PLAN

As of February 27, 1998, the Plan Administrator has not granted any options under the Company's 1995 Stock Option Plan during 1998 and future grants are not determinable.

              SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Executive officers, Directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all
Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, for the fiscal year ended December 31, 1997, all executive officers, Directors and greater than 10% shareholders complied with all applicable filing requirements except that in one instance Mr. James V. Reimann, a Director of the Company, failed to timely file a report on Form 4, Statement of Changes in Beneficial Ownership and in one instance, Mr. Ronald L. Bogh, an executive officer of the Company, failed to timely file a report on Form 4, Statement of Changes in Beneficial Ownership.

                   SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

Proposals of shareholders intended to be presented at the Company's 1999 Annual Meeting of Shareholders must be received by the Company at its principal office no later than November 27, 1998 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.


                                   OTHER MATTERS

The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.


                                        By Order of the Board of Directors:




                                        Paul M. Gilson
                                        VICE PRESIDENT OF OPERATIONS
                                        AND SECRETARY
                                        Dated:  March 27, 1998

APPENDIX A

                  FIRST AMENDMENT TO THE R-B RUBBER PRODUCTS, INC.
                               1995 STOCK OPTION PLAN


The R-B Rubber Products, Inc. 1995 Stock Option Plan is hereby amended, effective December 2, 1997, subject to shareholder approval, to revise the share number reference in the second sentence of Section 3 to read "300,000 shares," instead of "150,000 shares."

In all other respects, the R-B Rubber Products, Inc. 1995 Stock Option Plan shall remain the same.

                           R-B RUBBER PRODUCTS, INC.
     PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 29, 1998

    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated March 27, 1998 and hereby names, constitutes and appoints Ronald L. Bogh and Paul M. Gilson, or either of them acting in absence of the other, with full power of substitution, my true and lawful attorneys and Proxies for me and in my place and stead to attend the Annual Meeting of the Shareholders of R-B Rubber Products, Inc. (the "Company") to be held at 10:00 a.m. on Wednesday, April 29, 1998, and at any adjournment thereof, and to vote all the shares of Common Stock held of record in the name of the undersigned on February 27, 1998, with all the powers that the undersigned would possess if he were personally present.

1.  PROPOSAL 1 -- Election of Directors

    / /  FOR all nominees listed below (except as marked to the contrary below)

    / /  WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE
               A LINE THROUGH NOMINEE'S NAME IN THE LIST BELOW.)

  Ronald L. Bogh  Jerry K. Brown  Edward DeRaeve  Douglas C. Nelson  James V.
                                    Reimann

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED ABOVE.

2. PROPOSAL 2 -- Approval of an amendment to the R-B Rubber Products, Inc. 1995 Stock Option Plan to increase the number of shares of the Company's Common Stock that may be issued thereunder by 150,000 to a total of 300,000 shares.

            FOR PROPOSAL 2 / /    AGAINST PROPOSAL 2 / /   ABSTAIN ON PROPOSAL 2
                                / /

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 2
3. Upon such other matters as may properly come before, or incident to the conduct of the Annual Meeting, the Proxy holders shall vote in such manner as they determine to be in the best interests of the Company. The Company is not presently aware of any such matters to be presented for action at the meeting.

                                                  Dated ________________________
                                                  ______________________________
                                                 Shareholder (print name)
                                                 _______________________________
                                                 Shareholder (sign name)
                                                  NOTE:  Please sign as name
                                                         appears hereon. Joint
                                                         owners should each
                                                         sign. When signing as
                                                         attorney, executor,
                                                         administrator, trustee
                                                         or guardian, please
                                                         give full title as
                                                         such.

                                                  I do (   ) do not (   ) plan
                                                  to attend the meeting. (Please
                                                  check)

                                                  The shareholder signed above
                                                  reserves the right to revoke
                                                  this Proxy at any time prior
                                                  to its exercise by written
                                                  notice delivered to the
                                                  Company's Secretary at the
                                                  Company's corporate offices at
                                                  904 E. 10th Avenue,
                                                  McMinnville, Oregon 97128,
                                                  prior to the Annual Meeting.
                                                  The power of the Proxy holders
                                                  shall also be suspended if the
                                                  shareholder signed above
                                                  appears at the Annual Meeting
                                                  and elects in writing to vote
                                                  in person.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. IF NO SPECIFIC
 DIRECTION IS GIVEN AS TO ANY OF THE ABOVE ITEMS, THIS PROXY WILL BE VOTED FOR
          EACH OF THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2.